UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

February 14, 2007

Date of Report (Date of Earliest Event Reported)

AMERICAN ROCK SALT COMPANY LLC

(Exact Name of Registrant as Specified in Charter)

New York	N/A	16-1516458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3846 Retsof Road, Retsof, New York	14539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 243-9510 ext. 1164

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

American Rock Salt Company LLC (the “Company”) is not required to file reports under the Securities Exchange Act of 1934, as amended. This Form 8-K is only being filed for informational purposes pursuant to the indenture governing the Company’s 9 1/2% Senior Secured Notes due 2014.

SECTION 7 – Regulation FD

ITEM 7.01 – Regulation FD Disclosure.

On Thursday, February 15, 2007, a conference call is scheduled to discuss the results of American Rock Salt Company LLC for the quarter ended December 31, 2006.

Conference call information is as follows:

• Date and Time:	Thursday, February 15, 2007, at 3:30 PM EST

• Dial-In Number:	(800) 414-9222

• Passcode:	4284521

• Company:	American Rock Salt Company LLC

• Host:	Ray Martel

• Meeting Title:	Quarter Ended December 31, 2006

• Replay telephone number:*	(719) 457-0820 or (888) 203-1112

• Replay available:*	From 5:30 p.m. EST Thursday, February 15, 2007 through midnight Thursday, February 22, 2007

*	Callers need confirmation code 4284521 to access the replay.

SIGNATURES

The registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ROCK SALT COMPANY LLC (Registrant)

By:	/s/ Raymond R. Martel
Name:	Raymond R. Martel
Title:	Chief Financial Officer (Principal Financial Officer)

Dated: February 14, 2007